                          Van Kampen American Capital



                                  RESERVE FUND





                                 Annual Report
                                  May 31, 1998






                            [ARTWORK APPEARS HERE]




          ____ A Wealth of Knowledge . A Knowledge of Wealth(SM) ____

                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Shareholders.................................  1
Portfolio of Investments...............................  3
Statement of Assets and Liabilities....................  5
Statement of Operations................................  6
Statement of Changes in Net Assets.....................  7
Financial Highlights...................................  8
Notes to Financial Statements.......................... 11
Report of Independent Accountants...................... 16

                            Letter to Shareholders

June 19, 1998
                                                          [PHOTO]

                                           Dennis J. McDonnell and Don G. Powell


Dear Shareholder,

     The recent announcement that the Federal government will generate a budget surplus this year for the first time since 1969 gives us pause to reflect on how far the nation's finances have come during the past 15 years. Many Americans can remember the 1970s, when a painful outbreak of inflation undermined investment returns and lowered living standards. Just a few years ago, the Federal budget was still nearly $300 billion in the red and the currency was weak.

     Today, economic growth is robust, inflation is virtually nonexistent, the job market is healthy, and the dollar is rising around the world. Against this backdrop, stock and bond prices have appreciated considerably since the nation's inflationary fever began to subside more than a decade ago. From a long-term perspective, however, history tells us that the good times will not last forever.

     At Van Kampen American Capital, we are pleased to provide investors with products and tools for all economic climates. As always, we remain vigilant in identifying changes in the investment environment that might affect our fund shareholders. In the meantime, we encourage you to talk to your adviser about how diversification can help your portfolio's long-term performance.

ECONOMIC OVERVIEW

     The 12 months comprising this reporting period were marked by strength in the U.S. economy, a notable absence of increasing inflation, and turmoil in the Asian markets. Although it was difficult to find a consensus on how the Asian crisis might affect U.S. markets in the long term, some of the immediate effects were a decrease in demand for U.S. goods from Asia and an increase in corporate earnings disappointments, particularly by technology companies. Consequently, the Federal Reserve Board has held short-term interest rates constant throughout the year.

     However, the Fund's reporting period ended on a note of uncertainty, as Fed Chairman Alan Greenspan released cautionary comments about the strength of the market and a willingness to increase rates if the economy's strength continued unfettered. In spite of these crosscurrents, inter-

                           [PIE CHART APPEARS HERE]

Portfolio Compaosition by Investment Type*


     as of May 31, 1998                              as of November 30, 1997
Certificate of Deposit          1.7%           Agencies                   14.4%
Agencies                       10.2%           Repurchase Agreements      18.2%
Commercial Paper               67.1%           Commercial Paper           67.4%
Repurchase Agreements          21.0%

*As a Percentage of Total Investments

                                       1                   Continued on page two
est rates remained within a fairly narrow trading range, with the 30-year U.S. Treasury yield hovering around six percent.

PERFORMANCE SUMMARY

     The Van Kampen American Capital Reserve Fund continued to provide shareholders with relative stability, daily liquidity at $1.00 per share, and a competitive level of current income. As of May 31, 1998, the Fund's seven-day average yield was 4.72 percent, 3.92 percent, and 3.93 percent for Class A, B, and C shares, respectively, with an effective annual yield of 4.83 percent, 4.00 percent, and 4.01 percent for Class A, B, and C shares, respectively. From May 31, 1997, through May 31, 1998, the Fund achieved a total return at net asset value of 4.78 percent/2/ for Class A shares and 3.99 percent/2/ for both Class B and C shares. The average total return for money market funds, as measured by Lipper Analytical Services, was 4.97 percent over the same 12-month period.

     Your Fund's portfolio management has continued to pursue the Fund's investment objectives of capital protection and high current income in a cautious fashion. During the period, we decreased the portfolio's weighting in government obligations in favor of new commercial paper as well as certificates of deposit (CDs)*, a new sector for the Fund. CDs add value to the portfolio by providing enhanced yield opportunities in addition to the Fund's weighting in repurchase agreements.

     The commercial paper held in the portfolio is comprised of high-rated short-term corporate securities with ratings of at least A-1/P-1 from Moody's and Standard & Poor's. These corporate securities provide income without assuming excessive risk. Due to a flat yield curve, the majority of commercial paper held in the portfolio had maturities of 90 days or less. In the current interest rate environment, there is little benefit in extending the portfolio's risk by investing in longer-term paper that provides only a minimally higher return.

OUTLOOK

     Although the effects of the Asian crisis have prevented the Fed from instituting a rate hike, a tightening of interest rates seems to be a realistic possibility by the end of the year. The current "Goldilocks" economy of strong growth and low inflation does not seem sustainable, as suggested by conditions like a record-low unemployment rate, which is normally a trigger for inflation. With this perspective, the Fund's portfolio will continue to hold short-term securities that reduce the Fund's exposure to risks while contributing to its return. If the Fed takes action or if there are significant changes in inflationary pressures, we may extend the weighted-average maturity accordingly. We also plan to expand the portfolio's position in CDs. As we monitor economic developments, we will continue to seek to achieve the Fund's objectives and will look to add value through careful security selection. Thank you for your continued confidence and trust in Van Kampen American Capital.

Sincerely,



/s/ Don G. Powell             /s/ Dennis J. McDonnell
Don G. Powell                 Dennis J. McDonnell
Chairman                      President
Van Kampen American Capital   Van Kampen American Capital
Asset Management, Inc.        Asset Management, Inc.

/1/ Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

/2/ Total return assumes reinvestment of all distributions for the 12-month period ended May 31, 1998.

*CDs offer a guaranteed return of principal over a stated period of time, a fixed rate of interest, and are typically issued by institutions whose deposits are insured.

                           Portfolio of Investments
                                 May 31, 1998

===============================================================================================================
Par                                                              Discount Yield
Amount                                                                  on Date
(000)     Description                                               of Purchase      Maturity    Amortized Cost
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  8.0%
$10,252   Federal Home Loan Bank Consolidated
          Discount Note.......................................           5.412%      07/13/98     $  10,187,344
 12,080   Federal Home Loan Mortgage Discount Note............           5.469       06/09/98        12,059,846
 10,000   Federal National Mortgage Association
          Discount Note.......................................           5.426       07/10/98         9,941,334
 10,000   Federal National Mortgage Association
          Discount Note.......................................           5.394       07/29/98         9,913,958
 20,000   Federal National Mortgage Association
          Medium Term Note....................................           5.625       04/28/99        19,990,904
                                                                                                  -------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS......................................        62,093,386
                                                                                                  -------------
CERTIFICATE OF DEPOSIT  1.3%
 10,000   Societe Generale....................................           5.550       07/10/98        10,000,000
                                                                                                  -------------
COMMERCIAL PAPER  52.7%
 19,000   Abbott Labs Corp.....................................          5.493       06/02/98        18,994,226
 25,000   American Express Co..................................          5.520       06/08/98        24,969,611
 25,000   American General Finance Corp........................          5.578       07/06/98        24,862,000
 20,000   Associates Corp. of North America....................          5.545       07/09/98        19,881,050
 20,000   Chevron USA, Inc.....................................          5.511       06/12/98        19,963,466
 25,000   CIT Group Holdings, Inc..............................          5.508       06/22/98        24,916,431
 25,000   Coca Cola Co.........................................          5.499       07/08/98        24,855,915
 25,000   Commercial Credit Corp...............................          5.530       06/19/98        24,927,826
 30,000   Ford Motor Credit Corp...............................          5.547       07/13/98        29,803,991
 25,000   General Electric Capital Corp........................          5.565       06/05/98        24,980,868
 20,000   IBM Credit Corp......................................          5.538       06/22/98        19,932,655
 25,000   John Deere Capital Corp., Class B....................          5.551       07/27/98        24,782,291
 25,000   LaSalle National Bank................................          5.530       07/16/98        25,000,000
 20,000   Merrill Lynch & Co., Inc.............................          5.588       08/21/98        19,748,988
 15,000   New York St Power Auth Rev & Genl Purp Ser D.........          5.881       02/15/99        15,000,000
 20,000   Norwest Financial Inc................................          5.530       06/01/98        19,996,944
 20,000   Prudential Funding Corp..............................          5.552       07/20/98        19,847,221
 25,000   Toronto Dominion Holdings............................          5.753       06/01/98        24,996,118
                                                                                                  -------------
     TOTAL COMMERCIAL PAPER.................................................................        407,459,601
                                                                                                  -------------

                                       3       See Notes to Financial Statements

                                 May 31, 1998
================================================================================

Description                                                      Amortized Cost
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS  16.5%
BankAmerica Securities ($66,289,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 05/29/98,
to be sold on 06/01/98 at $66,319,769)..........................   $  66,289,000

Swiss Bank Corp. ($61,206,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated
05/29/98 to be sold on 06/01/98 at $61,234,308).................      61,206,000
                                                                   -------------
      TOTAL REPURCHASE AGREEMENTS...............................     127,495,000
                                                                   -------------

TOTAL INVESTMENTS 78.5% (A).....................................     607,047,987
OTHER ASSETS IN EXCESS OF LIABILITIES 21.5%.....................     166,133,019
                                                                   -------------
NET ASSETS 100.0%...............................................   $ 773,181,006
                                                                   =============

(a) At May 31, 1998, cost is identical for both book and federal income tax purposes.


                                    4         See Notes to Financial Statements

                      Statement of Assets and Liabilities

                                  May 31, 1998
================================================================================

ASSETS:
Total Investments, at Amortized Cost which
 Approximates Market, including repurchase
  agreements of $127,495,000...................................     $607,047,987
Cash...........................................................            1,113
Receivables:
  Fund Shares Sold.............................................      170,184,339
  Interest.....................................................          443,455
Other..........................................................           89,404
                                                                    ------------
  Total Assets.................................................      777,766,298
                                                                    ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased......................................        3,175,829
  Distributor and Affiliates...................................          509,070
  Investment Advisory Fee......................................          239,418
  Income Distributions.........................................          152,637
Accrued Expenses...............................................          338,791
Trustees' Deferred Compensation and Retirement Plans...........          169,547
                                                                    ------------
  Total Liabilities............................................        4,585,292
                                                                    ------------
NET ASSETS.....................................................     $773,181,006
                                                                    ============

NET ASSETS CONSIST OF:
Capital........................................................     $773,222,491
Accumulated Undistributed Net Investment Income................           52,205
Accumulated Net Realized Loss..................................          (93,690)
                                                                    ------------
NET ASSETS.....................................................     $773,181,006
                                                                    ============
MAXIMUM OFFERING PRICE PER SHARE:

  Class A Shares:

     Net Asset Value, Offering Price and Redemption Price per
     share (Based on net assets of $634,076,293 and 634,125,237
     shares of beneficial interest issued and outstanding).....     $       1.00
                                                                    ============
  Class B Shares:

     Net Asset Value and Offering Price per share
     (Based on net assets of $123,018,178 and 123,015,509
     shares of beneficial interest issued and outstanding).....     $       1.00
                                                                    ============

  Class C Shares:

     Net Asset Value and Offering Price per share
     (Based on net assets of $16,086,535 and 16,086,219
     shares of beneficial interest issued and outstanding).....     $       1.00
                                                                    ============

                                       5       See Notes to Financial Statements

                            Statement of Operations
                        For the Year Ended May 31, 1998

================================================================================

INVESTMENT INCOME:
Interest................................................................   $ 30,125,078
                                                                           ------------
EXPENSES:
Investment Advisory Fee.................................................      2,251,176
Shareholder Services....................................................      1,885,679
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $632,729, $669,085 and $92,673, respectively)......................      1,394,487
Legal...................................................................         38,650
Custody.................................................................         25,102
Trustees' Fees and Expenses.............................................         21,579
Other...................................................................        504,827
                                                                           ------------
  Total Expenses........................................................      6,121,500
                                                                           ------------
NET INVESTMENT INCOME...................................................   $ 24,003,578
                                                                           ============
NET REALIZED LOSS.......................................................   $    (25,912)
                                                                           ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $ 23,977,666
                                                                           ============

                                    6          See Notes to Financial Statements

                       Statement of Changes in Net Assets
                   For the Years Ended May 31, 1998 and 1997
===============================================================================

                                                                Year Ended         Year Ended
                                                              May 31, 1998       May 31, 1997
---------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...................................  $     24,003,578   $    21,972,082
Net Realized Loss.......................................           (25,912)           (7,692)
                                                          -----------------  ----------------
Change in Net Assets from Operations....................        23,977,666        21,964,390
                                                          -----------------  ----------------
Distributions from Net Investment Income:
 Class A Shares.........................................       (20,677,191)      (18,710,328)
 Class B Shares.........................................        (2,897,824)       (2,925,963)
 Class C Shares.........................................          (402,667)         (339,500)
                                                          -----------------  ----------------
  Total Distributions...................................       (23,977,682)      (21,975,791)
                                                          -----------------  ----------------
Net Change in Net Assets
 from Investment Activities.............................               (16)          (11,401)
                                                          -----------------  ----------------
From Capital Transactions:
Proceeds from Shares Sold...............................    11,140,736,165     8,126,739,596

Net Asset Value of Shares Issued Through
 Dividend Reinvestment..................................        23,977,682        21,975,791

Cost of Shares Repurchased..............................   (10,954,208,156)   (8,117,517,908)
                                                          -----------------  ----------------
Net Change in Net Assets
 from Capital Transactions..............................       210,505,691        31,197,479
                                                          -----------------  ----------------
Total Increase in Net Assets............................       210,505,675        31,186,078

Net Assets:
Beginning of the Period.................................       562,675,331       531,489,253
                                                          -----------------  ----------------
End of the Period (Including accumulated undistributed
 net investment income of $52,205 and
 $26,309, respectively).................................  $    773,181,006   $   562,675,331
                                                          =================  ================

                                       7       See Notes to Financial Statements

                             Financial Highlights

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                    Year Ended May 31,
                                                      -----------------------------------------------
 Class A Shares                                        1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period.......................       $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                     ---------  --------  --------   -------   -------
Net Investment Income...........................         .0467     .0440     .0465     .0434     .0229

Less Distributions from Net
  Investment Income.............................        (.0467)   (.0440)   (.0465)   (.0434)   (.0229)
                                                      ---------  --------  --------  -------  --------
Net Asset Value, End of the Period..............       $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                      =========  ========  ========  ========  =======
Total Return....................................          4.78%     4.52%     4.75%     4.43%     2.32%

Net Assets at End of the Period
  (in millions).................................       $ 634.1   $ 451.3   $ 440.3   $ 319.7   $ 463.8

Ratio of Expenses to Average
  Net Assets*...................................          1.02%     1.02%     1.07%     1.00%     1.03%

Ratio of Net Investment Income
  to Average Net Assets*........................          4.60%     4.38%     4.62%     4.28%     2.36%

* For the years ended May 31, 1994 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                       8       See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                   April 18, 1995
                                                                   (Commencement
                                       Year Ended May 31,       of Distribution) to
                                  ---------------------------
Class B Shares                      1998      1997      1996        May 31, 1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................  $  1.00   $  1.00   $  1.00          $  1.00
                                  -------   -------   -------          -------

Net Investment Income...........    .0391     .0363     .0388            .0047

Less Distributions from Net
  Investment Income.............   (.0391)   (.0363)   (.0388)          (.0047)
                                  -------   -------   -------          -------
Net Asset Value, End of
  the Period....................  $  1.00   $  1.00   $  1.00          $  1.00
                                  =======   =======   =======          =======

Total Return (a)................     3.99%     3.71%     3.95%             .47%*

Net Assets at End of the
  Period (in millions)..........  $ 123.0   $ 103.0   $  81.5          $   4.2

Ratio of Expenses to Average
  Net Assets**..................     1.79%     1.77%     1.86%            1.76%

Ratio of Net Investment Income
  to Average Net Assets**.......     3.91%     3.70%     3.75%            3.52%

*   Non-Annualized

** For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.


                                     9        See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
===============================================================================

                                                                                April 18, 1995
                                                                                 (Commencement
                                               Year Ended May 31,          of Distribution) to
                                           --------------------------
Class C Shares                               1998      1997      1996             May 31, 1995
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
    the Period.........................   $  1.00   $  1.00   $  1.00                  $  1.00
                                          -------   -------   -------                  -------
Net Investment Income..................     .0392     .0362     .0387                    .0049

Less Distributions from Net
    Investment Income..................    (.0392)   (.0362)   (.0387)                  (.0049)
                                          -------   -------   -------                  -------
Net Asset Value, End of
    the Period.........................   $  1.00   $  1.00   $  1.00                  $  1.00
                                          =======   =======   =======                  =======
Total Return (a).......................      3.99%     3.72%     3.94%                     .49%*

Net Assets at End of the
    Period (in millions)...............   $  16.1   $   8.4   $   9.7                  $   0.6

Ratio of Expenses to Average
    Net Assets**.......................      1.78%     1.78%     1.87%                    1.76%

Ratio of Net Investment Income
    to Average Net Assets**............      3.91%     3.64%     3.81%                    3.52%


*   Non-Annualized

** For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                                      10       See Notes to Financial Statements

                         Notes to Financial Statements

                                 May 31, 1998
================================================================================

1. Significant Accounting Policies

Van Kampen American Capital Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April 18, 1995.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized to the maturity of the instrument.

B. Security Transactions--security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Federal Income Taxes--it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

                                 May 31, 1998
================================================================================

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $66,693 which will expire between May 31, 2001 and May 31, 2006. Permanent book and tax differences of $2,038 relating to the expiration of capital loss carryforward during fiscal year 1998 was reclassified from accumulated net realized loss to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                               % PER ANNUM
============================================================================
First $150 million............................................     .50 of 1%
Next $100 million.............................................     .45 of 1%
Next $100 million.............................................     .40 of 1%
Over $350 million.............................................     .35 of 1%

     For the year ended May 31, 1998, the Fund recognized expenses of approximately $38,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended May 31, 1998, the Fund recognized expenses of approximately $131,800 representing Van Kampen American Capital Distributors, Inc.'s, or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1998, the Fund recognized

                                 May 31, 1998
================================================================================

expenses of approximately $1,321,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class with a par value of $0.01 per share.

     At May 31, 1998, capital aggregated $634,111,567, $123,024,950 and
$16,085,974 for Classes A, B and C, respectively. For the year ended May 31, 1998, transactions were as follows:

                                                    SHARES               VALUE
==============================================================================
Sales:
  Class A................................   10,148,446,425    $ 10,148,446,425
  Class B................................      844,805,255         844,805,255
  Class C................................      147,484,485         147,484,485
                                            --------------    ----------------
Total Sales..............................   11,140,736,165    $ 11,140,736,165
                                            ==============    ================
Dividend Reinvestment:
  Class A................................       20,677,191    $     20,677,191
  Class B................................        2,897,824           2,897,824
  Class C................................          402,667             402,667
                                            --------------    ----------------
Total Dividend Reinvestment..............       23,977,682    $     23,977,682
                                            ==============    ================
Repurchases:
  Class A................................   (9,986,307,711)   $ (9,986,307,711)
  Class B................................     (827,716,565)       (827,716,565)
  Class C................................     (140,183,880)       (140,183,880)
                                            --------------    ----------------
Total Repurchases........................  (10,954,208,156)   $(10,954,208,156)
                                            ==============    ================

                                 May 31, 1998
================================================================================

     At May 31, 1997, capital aggregated $451,297,333, $103,038,760 and
$8,382,745 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                                       SHARES              VALUE
================================================================================
Sales:
  Class A ....................................  7,336,711,667    $ 7,336,713,031
  Class B ....................................    648,076,624        648,076,384
  Class C ....................................    141,950,203        141,950,181
                                                -------------    ---------------
Total Sales ..................................  8,126,738,494    $ 8,126,739,596
                                                =============    ===============
 Dividend Reinvestment:
  Class A ....................................     18,710,328    $    18,710,328
  Class B ....................................      2,926,008          2,925,963
  Class C ....................................        339,500            339,500
                                                -------------    ---------------
Total Dividend Reinvestment ..................     21,975,836    $    21,975,791
                                                =============    ===============
Repurchases:
  Class A .................................... (7,344,457,086)  $(7,344,457,086)
  Class B ....................................   (629,443,316)     (629,443,280)
  Class C ....................................   (143,617,542)     (143,617,542)
                                                -------------   ---------------
Total Repurchases ............................ (8,117,517,944)  $(8,117,517,908)
                                                =============   ===============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs. Class B shares will automatically convert to Class A shares after the eighth year following purchase.

                                 May 31, 1998
================================================================================

                                                            Contingent Deferred
                                                               Sales Charge
                                                            -------------------
Year of Redemption                                          Class B     Class C
--------------------------------------------------------------------------------
First...................................................      4.00%      1.00%
Second..................................................      4.00%      None
Third...................................................      3.00%      None
Fourth..................................................      2.50%      None
Fifth...................................................      1.50%      None
Sixth and Thereafter....................................      None       None

     For the year ended May 31, 1998, VKAC, as Distributor for the Fund, received commissions on CDSC redeemed shares of approximately $497,700. Sales charges do not represent expenses of the Fund.

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 1998, are payments retained by VKAC of approximately $630,100.

                       Report of Independent Accountants


To the Shareholders and Board of Trustees of Van Kampen American Capital Reserve Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Reserve Fund (the "Fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP


Chicago, Illinois
June 26, 1998

               Funds Distributed by Van Kampen American Capital


EQUITY FUNDS
Domestic
  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VKAC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VK Equity Growth
  VKAC Growth
  VKAC Growth and Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MS U.S. Real Estate
  VKAC Utility
  MS Value
International/Global
  MS Asian Growth
  MS Emerging Markets
  MS Global Equity
  MS Global Equity Allocation
  VKAC Global Managed Assets
  MS Latin American

FIXED-INCOME FUNDS
Income
  VKAC Corporate Bond
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Limited Maturity Government
  VKAC Short-Term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust for Income
  MS Worldwide High Income
Tax Exempt Income
  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAC High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term
       Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income
Capital Preservation
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .  visit our web site at WWW.VKAC.COM -- to view prospectuses, select
   Investors' Place, then Download a Prospectus

 . call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .  e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

--------------------------------------------------------------------------------
                   Van Kampen American Capital Reserve Fund
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
    President
RONALD A. NYBERG*
    Vice President and Secretary
EDWARD C. WOOD, III*
    Vice President and Chief Financial Officer
CURTIS W. MORELL*
    Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
    Treasurer
TANYA M. LODEN*
    Controller
PETER W. HEGEL*
PAUL R. WOLKENBERG*
    Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
200 E. Randolph
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(c)  Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                   Van Kampen American Capital Reserve Fund


THIS PAGE INTENTIONALLY LEFT BLANK

                   Van Kampen American Capital Reserve Fund


THIS PAGE INTENTIONALLY LEFT BLANK

                                                                   Bulk Rate
                                                                  U.S. Postage
                                                                      PAID
                                                                   VAN KAMPEN
                                                                AMERICAN CAPITAL



Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181